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EXHIBIT 32.2


                CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Annual Report of Able Energy, Inc., (the "Company") on Form 10-K/A for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey Feld, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)     The Report fully complies with the requirements of Section 13 (a) or 15
        (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 Date: April 11, 2007

                           /s/ Jeffrey Feld
                           -----------------------------------------------------
                           Jeffrey Feld
                           Acting Chief Financial Officer
                           (Principal Financial Officer and Principal Accounting Officer)